                                                                    Exhibit 23.2


                          CONSENT TO USE OF REPORT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 3, 1998, incorporated by reference in Chico's FAS, Inc.'s Form 10-K for the fiscal year ended January 31, 1998, and to all references to our Firm included in this Registration Statement.




                                        /s/  Arthur Andersen LLP




Tampa, Florida
  April 27, 1998